ABSC OOMC 2006-HE5
Asset Backed Securities Portfolio Analysis

1,467 records
Balance: 426,194,122
40 Year Product

Selection Criteria: 40 Year Product
Table of Contents

1.

Mortgage Loans Summary

2.

Principal balance at Origination

3.

Remaining Principal Balance

4.

Fico Scores

5.

Original Term

6.

Remaining Term

7.

Property Type

8.

Occupancy Status

9.

Loan Purpose

10.

Original Loan to Value Ratio

11.

Combined Loan To Value

12.

Geographic Distribution By Balance

13.

Documentation

14.

Mortgage Rate

15.

Maximum Rate

16.

Gross Margin

17.

INITIAL RATE ADJUSTMENT CAP (ARMs ONLY)

18.

PERIODIC RATE ADJUSTMENT CAP (ARMs ONLY)

19.

Next Rate Adjustment Date

20.

Original Number of Months to Expiration Of Prepayment Penalty Term

21.

Loan Type

22.

Credit Grade

23.

Lien Position

24.

DTI

1. Mortgage Loans Summary

Current Balance: $426,194,121.64
Number of Loans: 1,467
total OPRIN: $426,278,483.43
Average Current Balance: $290,520.87
Interest Only Loans: 0.00%
Fixed Rate Loans: 0.06%
Adjustable Rate Loans: 99.94%
WA Coupon: 7.785%
WA Margin: 6.124%
WA Max Rate: 13.767%
WA Initial Cap: 2.995%
WA Periodic Cap: 1.002%
WA Original LTV: 80.20%
WA Combined LTV: 84.00%
WA Original Term: 360
WA Remaining Term: 359
NZWA FICO: 611
WA FICO: 611
Owner Occupied: 97.42%
% of loans with Prepayment Penalty: 75.04%
First Lien Percentage: 99.94%
Second Lien Percentage: 0.06%
Silent second %: 19.89%
WA CLTV of Silent seconds: 99.09
Top 5 States: CA(31.87%),MA(9.60%),FL(9.16%),NY(8.19%),NJ(4.87%)
Conforming By Balance Percentage: 68.54%
% Non Full Doc: 38.42
% Conforming by Balance: 68.54
80% CLTV: 10.17
GT 80% CLTV: 59.52
Remaining Months to Roll: 27
% 1st Liens with LTV > 80: 40.17
low FDATE: 20051201
high FDATE: 20060701
GT 80% LTV_PROSUP: 40.23
wa LTV of 1st liens: 80.20
wa LTV of 2nd liens: 87.42
wa CLTV: 84.00
% Balloon: 100.00
WA DTI: 44.13
high MDATE: 20360601
% 2 Yr Arm: 87.88
% 3 Yr Arm: 3.45
LTV_PROSUP > 80: 40.23
wa CLTV of SS: 99.09
% PIGGYBACK: 0.00
wa CLTV: 84.00
age >=5: 5.04
wa CLTV of 2nd liens: 87.42

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2. Principal balance at Origination

Principal balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
50,001 - 75,000	19	$1,244,835.00	0.29%	604	77.29%	9.473%	100.00%
75,001 - 100,000	59	5,393,412.00	1.27	604	77.16	8.972	98.19
100,001 - 125,000	97	11,037,854.50	2.59	602	77.82	8.518	96.82
125,001 - 150,000	102	13,992,215.00	3.28	604	79.83	8.307	100.00
150,001 - 175,000	131	21,201,797.00	4.97	606	79.28	8.247	97.74
175,001 - 200,000	130	24,574,809.50	5.76	605	79.97	8.025	99.21
200,001 - 250,000	198	44,767,036.00	10.50	610	79.73	7.883	95.95
250,001 - 300,000	185	50,542,952.43	11.86	610	79.53	7.779	96.76
300,001 - 400,000	268	92,455,050.00	21.69	610	81.16	7.649	98.50
400,001 - 500,000	130	57,682,483.00	13.53	610	80.96	7.493	99.20
500,001 - 600,000	70	38,539,726.00	9.04	620	83.57	7.687	100.00
600,001 - 700,000	31	19,896,503.00	4.67	618	83.90	7.818	100.00
700,001 >=	47	44,949,810.00	10.54	621	75.69	7.542	89.80
Total:	1,467	$426,278,483.43	100.00%	611	80.20%	7.785%	97.42%

Mimimum Original Balance: 50,375.00
Maximum Original Balance: 2,171,000.00
Average Original Balance: 290,578.38

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3. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
50,001 - 75,000	19	$1,244,835.00	0.29%	604	77.29%	9.473%	100.00%
75,001 - 100,000	59	5,393,324.19	1.27	604	77.16	8.972	98.19
100,001 - 125,000	97	11,036,853.49	2.59	602	77.82	8.518	96.82
125,001 - 150,000	103	14,138,656.46	3.32	605	80.00	8.298	100.00
150,001 - 175,000	130	21,049,066.02	4.94	605	79.17	8.253	97.72
175,001 - 200,000	130	24,572,007.88	5.77	605	79.97	8.025	99.21
200,001 - 250,000	198	44,754,870.42	10.50	610	79.73	7.883	95.95
250,001 - 300,000	185	50,535,328.62	11.86	610	79.53	7.779	96.76
300,001 - 400,000	268	92,428,424.55	21.69	610	81.16	7.649	98.50
400,001 - 500,000	130	57,671,524.73	13.53	610	80.96	7.493	99.20
500,001 - 600,000	70	38,534,621.56	9.04	620	83.57	7.687	100.00
600,001 - 700,000	31	19,892,897.57	4.67	618	83.90	7.818	100.00
700,001 >=	47	44,941,711.15	10.54	621	75.69	7.542	89.80
Total:	1,467	$426,194,121.64	100.00%	611	80.20%	7.785%	97.42%

Mimimum Remaining Balance: 50,375.00
Maximum Remaining Balance: 2,171,000.00
Average Remaining Balance: 290,520.87

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4. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0	1	$166,136.00	0.04%	0	63.17%	6.950%	100.00%
501 - 525	15	4,027,309.00	0.94	517	87.49	8.818	100.00
526 - 550	79	20,779,503.07	4.88	543	75.71	8.890	100.00
551 - 575	180	51,901,758.91	12.18	566	75.98	7.967	100.00
576 - 600	384	102,442,477.09	24.04	588	79.91	7.929	98.71
601 - 625	335	97,671,529.45	22.92	613	80.33	7.690	96.36
626 - 650	268	81,769,704.03	19.19	637	81.93	7.564	97.60
651 - 675	143	46,129,804.49	10.82	661	81.76	7.500	94.74
676 - 700	38	13,545,412.65	3.18	683	84.27	7.512	96.31
701 - 725	12	3,829,437.16	0.90	714	83.62	6.959	100.00
726 - 750	7	2,397,528.35	0.56	739	87.39	6.715	48.13
751 - 775	4	1,233,944.51	0.29	765	85.04	6.798	100.00
776 - 800	1	299,576.93	0.07	786	80.00	8.100	100.00
Total:	1,467	$426,194,121.64	100.00%	611	80.20%	7.785%	97.42%

Minimum FICO: 0
Maximum FICO: 786
WA FICO: 611
nzwa FICO: 611

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5. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
301 - 360	1,467	$426,194,121.64	100.00%	611	80.20%	7.785%	97.42%
Total:	1,467	$426,194,121.64	100.00%	611	80.20%	7.785%	97.42%

Minimum Original Term: 360
Maximum Original Term: 360
WA Original Term: 360

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6. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
349 - 360	1,467	$426,194,121.64	100.00%	611	80.20%	7.785%	97.42%
Total:	1,467	$426,194,121.64	100.00%	611	80.20%	7.785%	97.42%

Minimum Remaining Term: 353
Maximum Remaining Term: 360
WA Remaining Term: 359

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7. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Single Family	1,123	$320,631,169.41	75.23%	611	79.96%	7.754%	97.93%
PUD	173	53,705,732.34	12.60	607	81.26	7.791	96.90
2-4 family	91	32,990,038.41	7.74	619	79.56	7.816	95.79
Condominium	76	17,898,681.48	4.20	618	82.09	8.231	94.46
Condo - 5 Stories & up	4	968,500.00	0.23	636	87.71	8.432	65.62
Total:	1,467	$426,194,121.64	100.00%	611	80.20%	7.785%	97.42%

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8. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Owner	1,435	$415,188,850.77	97.42%	610	80.25%	7.787%	100.00%
Second Home	20	8,442,425.80	1.98	651	79.84	7.581	0.00
Non-Owner	12	2,562,845.07	0.60	621	74.54	8.275	0.00
Total:	1,467	$426,194,121.64	100.00%	611	80.20%	7.785%	97.42%

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9. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Cash Out	895	$284,417,326.20	66.73%	606	78.29%	7.701%	97.55%
Purchase	485	115,689,358.07	27.14	622	84.10	8.017	96.69
Rate and Term	87	26,087,437.37	6.12	615	83.74	7.681	99.16
Total:	1,467	$426,194,121.64	100.00%	611	80.20%	7.785%	97.42%

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10. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	42	$9,016,007.68	2.12%	594	40.81%	7.568%	94.24%
50.01 - 60.00	57	18,449,444.85	4.33	601	56.37	7.315	100.00
60.01 - 70.00	158	51,877,453.68	12.17	602	66.59	7.420	95.52
70.01 - 80.00	659	175,374,310.12	41.15	612	78.78	7.714	98.35
80.01 - 90.00	360	117,145,684.62	27.49	614	87.78	7.909	96.26
90.01 - 100.00	190	53,972,220.69	12.66	619	96.04	8.289	98.37
100.01 >=	1	359,000.00	0.08	673	102.57	8.800	100.00
Total:	1,467	$426,194,121.64	100.00%	611	80.20%	7.785%	97.42%

Minimum Loan-to-Value Ratio: 19.05
Maximum Loan-to-Value Ratio: 102.57
WA Loan-to-Value Ratio By Original Balance: 80.20

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11. Combined Loan To Value

Combined Loan To Value	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	41	$8,906,007.68	2.09%	594	40.74%	7.549%	94.16%
50.01 - 60.00	57	18,449,444.85	4.33	601	56.37	7.315	100.00
60.01 - 70.00	157	51,681,453.68	12.13	602	66.58	7.412	95.51
70.01 - 75.00	87	28,334,082.76	6.65	603	74.17	7.603	98.11
75.01 - 80.00	196	65,152,250.36	15.29	600	79.33	7.819	98.90
80.01 - 85.00	127	39,794,443.04	9.34	609	84.34	7.682	96.96
85.01 - 90.00	230	77,536,399.58	18.19	617	89.18	8.008	94.46
90.01 - 95.00	156	46,590,700.22	10.93	618	92.57	8.156	98.05
95.01 - 100.00	412	88,967,379.47	20.87	624	83.31	7.811	99.44
100.01 - 110.00	3	558,760.00	0.13	642	94.82	8.579	100.00
110.01 - 115.00	1	223,200.00	0.05	615	89.28	7.500	100.00
Total:	1,467	$426,194,121.64	100.00%	611	80.20%	7.785%	97.42%

Min CLTV: 19.05%
Max CLTV: 111.60%
WA CLTV: 84.00%

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12. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
California	343	$135,834,250.03	31.87%	614	78.68%	7.365%	97.29%
Massachusetts	132	40,928,141.41	9.60	619	81.13	8.006	99.50
Florida	175	39,035,800.77	9.16	610	79.63	7.881	97.64
New York	90	34,915,791.36	8.19	616	78.46	7.603	99.56
New Jersey	66	20,743,523.83	4.87	600	79.83	8.371	91.16
Maryland	38	13,270,300.86	3.11	589	81.37	8.028	100.00
Washington	48	11,997,457.16	2.82	604	81.81	7.695	100.00
Illinois	34	11,177,724.59	2.62	621	77.76	8.219	99.12
Arizona	41	11,050,868.04	2.59	612	84.28	8.035	95.82
Hawaii	23	10,795,529.57	2.53	614	72.12	7.296	96.92
Other	477	96,444,734.02	22.63	608	83.26	8.139	96.56
Total:	1,467	$426,194,121.64	100.00%	611	80.20%	7.785%	97.42%

Total Number Of Stated Represented:: 45
Washington DC (# of loans from DC): 5

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13. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Full Documentation	995	$262,466,590.80	61.58%	605	82.09%	7.664%	98.51%
Stated Documentation	469	162,702,530.84	38.18	622	77.21	7.976	95.64
Lite Documentation	3	1,025,000.00	0.24	570	71.83	8.538	100.00
Total:	1,467	$426,194,121.64	100.00%	611	80.20%	7.785%	97.42%

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14. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
5.501 - 6.000	30	$9,937,090.23	2.33%	621	70.27%	5.841%	89.06%
6.001 - 6.500	70	27,070,341.27	6.35	626	73.01	6.310	96.32
6.501 - 7.000	203	68,523,804.54	16.08	625	78.70	6.832	97.32
7.001 - 7.500	206	66,413,086.88	15.58	618	79.83	7.307	99.64
7.501 - 8.000	325	97,056,260.17	22.77	613	79.27	7.782	97.86
8.001 - 8.500	239	66,218,719.60	15.54	609	82.32	8.273	96.42
8.501 - 9.000	193	51,489,207.58	12.08	597	83.52	8.725	98.41
9.001 - 9.500	85	17,314,154.20	4.06	595	85.12	9.243	98.14
9.501 - 10.000	73	14,807,708.64	3.47	580	85.84	9.754	93.05
10.001 - 10.500	17	3,224,605.00	0.76	557	82.44	10.242	100.00
10.501 - 11.000	11	2,135,750.53	0.50	560	81.19	10.693	94.22
11.001 - 11.500	8	1,143,428.00	0.27	562	90.75	11.250	91.44
11.501 - 12.000	5	694,965.00	0.16	540	91.14	11.845	100.00
12.001 - 12.500	2	165,000.00	0.04	553	97.12	12.199	100.00
Total:	1,467	$426,194,121.64	100.00%	611	80.20%	7.785%	97.42%

Minimum Rate: 5.750
Maximum Rate: 12.290
WA Rate: 7.785

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15. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
9.001 - 9.500	2	$353,836.71	0.08%	661	65.69%	6.182%	35.33%
9.501 - 10.000	2	289,900.00	0.07	605	78.35	6.918	100.00
10.001 - 10.500	1	108,413.18	0.03	631	22.24	7.100	100.00
10.501 - 11.000	4	706,949.16	0.17	619	76.83	7.919	100.00
11.001 - 11.500	3	468,100.00	0.11	589	82.42	8.179	100.00
11.501 - 12.000	36	11,083,475.55	2.60	617	71.69	6.148	90.19
12.001 - 12.500	67	26,285,149.07	6.17	624	72.94	6.330	97.08
12.501 - 13.000	201	68,099,582.72	15.99	625	78.64	6.833	97.13
13.001 - 13.500	208	67,138,501.01	15.76	618	80.02	7.300	99.64
13.501 - 14.000	317	95,172,424.12	22.35	613	79.29	7.780	97.82
14.001 - 14.500	236	65,675,702.60	15.42	609	82.31	8.271	96.39
14.501 - 15.000	187	50,588,340.50	11.88	597	83.40	8.710	98.86
15.001 - 15.500	86	17,779,841.12	4.17	597	85.33	9.211	98.19
15.501 - 16.000	73	14,805,657.37	3.48	582	85.59	9.733	92.20
16.001 - 16.500	17	3,224,605.00	0.76	557	82.44	10.242	100.00
16.501 - 17.000	11	2,135,750.53	0.50	560	81.19	10.693	94.22
17.001 - 17.500	8	1,143,428.00	0.27	562	90.75	11.250	91.44
17.501 - 18.000	5	694,965.00	0.16	540	91.14	11.845	100.00
18.001 - 18.500	2	165,000.00	0.04	553	97.12	12.199	100.00
Total:	1,466	$425,919,621.64	100.00%	611	80.20%	7.784%	97.42%

Minimum Maximum Rate: 9.150
Maximum Maximum Rate: 18.290
WA Maximum Rate: 13.767

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16. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
3.501 - 4.000	1	$148,511.16	0.03%	656	49.18%	5.750%	100.00%
4.001 - 4.500	3	1,344,984.00	0.32	700	87.74	5.900	65.63
4.501 - 5.000	16	5,313,538.33	1.25	647	79.51	7.486	95.69
5.001 - 5.500	44	11,625,957.19	2.73	650	79.42	7.227	91.05
5.501 - 6.000	95	31,553,093.91	7.41	622	77.02	6.951	96.72
6.001 - 6.500	1,226	352,989,691.80	82.88	609	80.42	7.838	97.78
6.501 - 7.000	58	17,044,461.05	4.00	595	81.77	8.575	99.08
7.001 - 7.500	17	4,690,139.16	1.10	590	79.79	8.518	100.00
7.501 - 8.000	6	1,209,245.04	0.28	628	83.73	8.732	80.11
Total:	1,466	$425,919,621.64	100.00%	611	80.20%	7.784%	97.42%

Minimum Gross Margin: 3.990
Maximum Gross Margin: 7.850
WA Gross Margin: 6.124

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17. INITIAL RATE ADJUSTMENT CAP (ARMs ONLY)

INITIAL RATE ADJUSTMENT CAP (ARMs ONLY)	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1.000	2	$593,993.02	0.14%	626	87.43%	7.043%	100.00%
2.000	3	1,001,103.79	0.24	578	79.03	7.650	100.00
3.000	1,461	424,324,524.83	99.63	611	80.19	7.786	97.41
Total:	1,466	$425,919,621.64	100.00%	611	80.20%	7.784%	97.42%

Min Initial Cap: 1.000%
Max Initial Cap: 3.000%
WA Initial Cap: 2.995%

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18. PERIODIC RATE ADJUSTMENT CAP (ARMs ONLY)

PERIODIC RATE ADJUSTMENT CAP (ARMs ONLY)	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1.000	1,459	$423,910,223.01	99.53%	611	80.19%	7.784%	97.46%
1.500	7	2,009,398.63	0.47	626	82.93	7.863	88.03
Total:	1,466	$425,919,621.64	100.00%	611	80.20%	7.784%	97.42%

Min PERCAP: 1.000%
Max PERCAP: 1.500%
WA PERCAP: 1.002%

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19. Next Rate Adjustment Date

Next Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
2007-11	9	$2,211,979.91	0.52%	629	85.37%	7.241%	71.68%
2007-12	50	14,508,993.11	3.41	650	82.44	7.349	97.17
2008-01	58	18,996,219.41	4.46	637	80.84	7.511	98.63
2008-02	25	8,543,197.27	2.01	611	83.89	7.965	100.00
2008-05	965	276,873,054.53	65.01	606	80.33	7.857	97.84
2008-06	188	53,416,937.50	12.54	609	81.08	7.991	98.46
2008-11	1	214,359.48	0.05	640	57.64	6.110	100.00
2008-12	2	882,045.39	0.21	684	76.50	5.823	47.59
2009-01	3	733,739.02	0.17	597	55.22	7.747	100.00
2009-02	1	114,912.69	0.03	680	92.74	8.450	100.00
2009-05	38	11,260,210.00	2.64	615	79.01	7.921	86.99
2009-06	6	1,498,292.00	0.35	585	75.63	7.555	100.00
2010-11	2	473,784.54	0.11	619	77.95	6.647	100.00
2010-12	5	2,357,740.05	0.55	675	83.77	6.771	66.86
2011-01	4	1,139,278.59	0.27	623	79.21	7.681	100.00
2011-02	1	236,591.15	0.06	590	68.70	7.750	100.00
2011-05	89	26,537,337.00	6.23	615	77.24	7.261	99.23
2011-06	19	5,920,950.00	1.39	620	71.59	7.427	100.00
Total:	1,466	$425,919,621.64	100.00%	611	80.20%	7.784%	97.42%

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20. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0	357	$106,366,208.67	24.96%	611	80.47%	8.245%	97.65%
12	122	46,210,031.90	10.84	613	77.91	7.765	95.49
24	878	241,433,947.45	56.65	610	80.93	7.668	97.95
30	1	162,000.00	0.04	642	90.00	7.150	100.00
36	109	32,021,933.62	7.51	621	77.10	7.177	95.43
Total:	1,467	$426,194,121.64	100.00%	611	80.20%	7.785%	97.42%

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21. Loan Type

Loan Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
ARM 2/28-40YR Amortization	1,295	$374,550,381.73	87.88%	610	80.66%	7.837%	97.84%
ARM 3/27-40YR Amortization	51	14,703,558.58	3.45	616	77.12	7.727	86.90
ARM 5/25-40YR Amortization	120	36,665,681.33	8.60	620	76.76	7.264	97.31
BALLOON 40/30	1	274,500.00	0.06	572	87.42	9.550	100.00
Total:	1,467	$426,194,121.64	100.00%	611	80.20%	7.785%	97.42%

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22. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
A	85	$28,080,644.59	6.59%	590	76.65%	8.097%	100.00%
AA	184	52,536,117.67	12.33	592	80.57	8.100	99.37
AA+	1,164	335,087,452.32	78.62	617	80.61	7.687	96.81
B	30	9,211,128.53	2.16	599	75.54	8.377	100.00
C	4	1,278,778.53	0.30	548	69.28	9.477	100.00
Total:	1,467	$426,194,121.64	100.00%	611	80.20%	7.785%	97.42%

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23. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1	1,466	$425,919,621.64	99.94%	611	80.20%	7.784%	97.42%
2	1	274,500.00	0.06	572	87.42	9.550	100.00
Total:	1,467	$426,194,121.64	100.00%	611	80.20%	7.785%	97.42%

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24. DTI

DTI	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
5.01 - 10.00	4	$1,123,040.00	0.26%	591	85.65%	8.182%	86.41%
10.01 - 15.00	3	962,200.00	0.23	628	81.16	7.392	100.00
15.01 - 20.00	14	2,637,003.46	0.62	612	76.44	8.441	100.00
20.01 - 25.00	43	8,357,508.58	1.96	605	77.10	7.870	96.55
25.01 - 30.00	76	18,385,569.35	4.31	613	78.24	7.693	93.88
30.01 - 35.00	122	29,912,688.64	7.02	604	78.91	7.855	100.00
35.01 - 40.00	214	61,188,981.47	14.36	613	78.50	7.850	98.74
40.01 - 45.00	268	79,739,226.27	18.71	615	79.75	7.871	98.45
45.01 - 50.00	340	104,428,587.53	24.50	611	81.35	7.897	96.27
50.01 - 55.00	306	95,341,097.09	22.37	610	81.20	7.644	96.41
55.01 - 60.00	77	24,118,219.25	5.66	612	81.42	7.295	99.52
Total:	1,467	$426,194,121.64	100.00%	611	80.20%	7.785%	97.42%

Minimum: 8.12
Max DTI: 60.00
nzwa DTI: 44.13

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Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
Jun 16, 2006 11:45

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of [ABSC - (333-127230)]. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.